EXHIBIT 10.(jj)



          THIS INDENTURE, made this 21st day of March, 1996, between HIP REALTY,

INC., a New York corporation having its principal office at c/o Diamond, 19

Clubhouse Lane, Scarsdale, New York 10583 (hereinafter called "Lessor") and

GRAHAM-FIELD, Inc. a New York Corporation with an office at 400 Rabro Drive

East, Hauppauge, New York, 11788 (hereinafter called "Lessee").



                              W I T N E S S E T H



          Lessor hereby Leases to the Lessee, and the Lessee hereby hires from the Lessor, the entire parcel of land with the buildings and improvements thereon, known as 144 East Kingsbridge Road, Mt.Vernon, New York, a legal description of which is attached hereto as Schedule "A" ("demised premises").

          TO HAVE AND TO HOLD for a term commencing on March 1, 1996 and ending on February 28, 1999 ("termination date",unless sooner terminated) at the fixed annual rental stated in Exhibit "A" attached, payable as provided for herein,

for use as any Lawful purpose. The Lessor shall receive the annual fixed rental free from and any and all set-offs and deductions except as otherwise provided in this lease.

This letting is made upon the terms, covenants and conditions that follow, namely:



                                     ART. 1

                  RENT PAYMENTS; ADDITIONAL RENT; LATE PAYMENTS

          1.01. The Lessee will pay to the Lessor the rent herein reserved on a monthly basis on the first day of each month, and all other sums that may become due or be payable by the Lessee
hereunder, at the time and in the manner herein provided. All of such other sums so to be paid may, at the Lessor's option, be deemed to be additional rent to be added to any fixed rent then due or thereafter falling due, and in the event of non-payment, the Lessor shall have all the rights and remedies herein provided for in the case of the non-payment of rent or of a breach of condition.

          1.02. If Lessee shall fail to pay within ten (10) days after it becomes due any installment or payment of rent or additional rent, Lessee shall be required to pay a late charge of $.02 for each $1.00 which remains so unpaid. Such late charge is intended to compensate Lessor for additional expenses incurred by Lessor in processing such late payments. Nothing herein shall be intended to violate any applicable law, code or regulation, and in all instances all such charges shall be automatically reduced to any maximum applicable legal rate or charge. Such charge shall be imposed monthly for each late payment.



                                     ART. 2

                                     REPAIRS

          2.01. The demised premises shall be kept in good order and repair by the Lessee at the Lessee's sole cost and expense; and the Lessee shall make all general repairs and replacements, ordinary as well as extraordinary, foreseen and unforeseen, or otherwise, which may be necessary or required in or about the same so that at all times the said buildings and improvements shall be in good order, condition and repair, reasonable wear and tear excepted.

          2.02 However the Lessor agrees to:

          (a) deliver the HVAC, plumbing, electrical, heating and other mechanical systems to Lessee in working order; and the roof free of leaks.

          (b) make all structural repairs and replacements to the demised premises and make any required roof repair to the demised premises.



                                     ART. 3

                              COMPLIANCE WITH LAWS

          3.01. Throughout the term of this lease, the Lessee shall, at its own cost and expense, promptly observe and comply with all laws, orders,

regulations, rules, ordinances, special zoning conditions, and requirements of the Federal, State, County and local Governments, and each of them, and of any and all of its or their administrative departments, bureaus, officials, and of the local fire insurance rating organization, and of all insurance companies writing policies covering the said demised premises or any part or parts thereof, in all material respects, whether such laws, orders, regulations, rules or requirements relate to repairs, changes or alterations incident to or as the result of any use or occupation of the premises, and whether the same now are in force, or that may, at any time in the future, be enacted or directed; and the

Lessee shall pay all costs, expenses, claims, fines, penalties and damages that may in any manner arise out of or be imposed because of the failure of the

Lessee to comply with these covenants. To the extent that the premises presently do not comply with these said provisions, the Lessee need not comply and in any event Lessee need not make capital improvements or structural alterations to the premises in order to comply, in which case such improvements or alterations shall be made by Lessor at Lessor's sole cost and expense, unless Lessee's manner of use of the premises caused the violation of said provisions; in which case Lessee shall comply.

          3.02. The Lessee, after notice to the Lessor, may, by appropriate proceedings conducted promptly at its own expense, in its name or (whenever necessary) the Lessor's name, contest in good faith the validity or enforcement of any such law, ordinance, governmental rule, regulation, requirement or order,

and may defer compliance therewith provided that (a) such non-compliance shall not constitute a crime on the part of the Lessor, and (b) the Lessee shall diligently prosecute such contest to final determination by a court, department or governmental authority or body having final jurisdiction.  The Lessor agrees to cooperate reasonably with the Lessee, and to execute any documents or pleadings reasonably required, for the purpose of any such contest, provided that the Lessee shall discharge any expense or liability of the Lessor in connection therewith.




                                     ART. 4

                            SURRENDER AT END OF TERM

          4.01. The Lessee will surrender and deliver up the demised premises and the buildings and improvements thereon, including, but not limited to,

hoists, pipes, plumbing, electric wires, and fixtures used in connection with the operation of the premises (but not movable trade fixtures and equipment of occupants in possession of the premises) at the expiration of the term of this lease or sooner termination of the term, in its present repair and condition, reasonable wear and tear and damage by fire or other casualty thereof excepted, to which end the Lessee herein specifically contracts under penalty of forfeiture and damage.




                                     ART. 5

                                MECHANICS' LIENS

          5.01. Lessee shall have no power to subject the demised premises or

Lessor's interest in the premises to any mechanics' or other liens.  If any mechanics' or other liens or order for the payment of money shall be filed against the demised premises or any building or improvement thereon by reason of or arising out of any labor or material furnished or alleged to have been furnished or to be furnished to or for the Lessee at the demised premises, or for or by reason of any change, alteration or addition or the cost or expense thereof or any contract relating thereto, the Lessee shall cause the same to be canceled and discharged of record, by bond or otherwise as allowed by law at the expense of the Lessee, within thirty (30) days after written demand therefor,

and shall also defend on behalf of the Lessor at the Lessee's sole cost and expense, any action, suit or proceeding which may be brought thereon or for the enforcement of such liens, lien or orders, and the Lessee will pay any damages and satisfy and discharge any judgment entered therein and save harmless the

Lessor from any claim or damage resulting herefrom. Failure to comply with this

Article shall privilege Lessor to avail itself of the remedies in Article 14 upon the expiration of said demand, without any additional notice under said

Article.

                                     ART. 6

                              INSPECTION BY LESSOR



          6.01. Lessee shall permit the Lessor and Lessor's agent to enter the premises, at reasonable hours, with reasonable prior notice and accompanied by a representative of Lessee to examine same.




                                     ART. 7

               SNOW & ICE REMOVAL, REFUSE, LANDSCAPING & UTILITIES


          7.01. The Lessee, shall provide for and pay for the

cost and expense for removing snow and ice from the demised premises. Lessee shall also provide for and pay the cost of any additional expenses due to keeping all walkways, sides and rear, and parking area free of debris. Lessee shall provide for and pay for refuse removal,landscaping and any and all utilities.

                                     ART. 8

                            INDEMNIFICATION OF LESSOR

          8.01. The Lessee shall keep, save and hold harmless the Lessor from any and all damages and liability for anything and everything whatsoever arising from or out of the occupancy by or under the Lessee, the Lessee's agents or servants, and from any loss or damage arising from any fault or negligence by the Lessee or any failure on the Lessee's part to comply with any of the

covenants, terms and conditions herein contained.     However, excepting

herefrom any damage or losses by fire or casualty of other risk covered or coverable by a standard policy of all risk casualty insurance.

                                     ART. 9

                         CASUALTY INSURANCE; RESTORATION

          9.01.    If Lessee's use causes an increase in lessor's casualty

insurance then Lessee shall pay to Lessor the cost and expense, as additional rent, of such additional premium. Lessor agrees to at all times insure and keep insured, at Lessor's sole cost and expense, in responsible insurance companies authorized to do business in the state where the demised premises are located,

the building on the demised premises, and. all alterations, extensions, and improvements thereto and replacements thereof, against loss or damage by fire and the risks contemplated within the extended coverage endorsement(as such endorsement in the broadest form may customarily be written in said state from time to time) and against such other risks as are customarily maintained by owners of commercial buildings in Westchester county, or as shall be required by any institutional lender holding a mortgage superior to this lease affecting the

Lessor's interest in the premises pursuant to the terms of said mortgage, in such amounts as are customarily maintained by owners of commercial buildings in

Westchester county, or as may be required by the holder of such mortgage pursuant to the terms thereof, but in no event in an amount less than one hundred per cent (100%) of the replacement cost, from time to time, of the building and improvements.  All policies of fire and other insurance as aforesaid shall be for the benefit of, and with loss payable to, the Lessor, and any institutional lender holding a mortgage on Lessor's interest in the premises superior to this lease, as their interests may appear.  The interest of any such mortgagee shall be covered by the customary mortgage endorsement employed in said state.

          9.02. (a) If the demised premises or any part thereof shall be damaged by fire or other casualty, Lessee shall give immediate notice thereof to Lessor and this lease shall continue in full force and effect except as hereinafter set forth.

          (b) If the demised premises are partially damaged or rendered partially unusable by fire or other casualty, the damages thereto shall be repaired by and at the expense of Lessor and the rent, until twenty days after such repair shall be substantially completed, shall be apportioned from the day following the casualty according to the part of the premises which is usable.

          (c) If the demised premises are totally or substantially damaged or rendered wholly unusable by fire or other casualty, then the rent shall be proportionately paid up to the time of the casualty and thenceforth shall cease until the date when the premises shall have been repaired and restored by

Lessor, subject to Lessor's right to elect not to restore the same as hereinafter provided.  If the demised premises are totally or substantially damaged or rendered wholly or substantially unusable by fire or other casualty,

Lessee may terminate this Lease upon notice to Lessor giving within twenty days of such fire or other casualty.

          (d) If the demised premises are rendered wholly unusable or if the building shall be so damaged that Lessor shall decide to demolish it or to rebuild it, then, in any of such events, Lessor may elect to terminate this lease by written notice to Lessee given within 90 days after such fire or casualty specifying a date for the expiration of the lease, which date shall not be more than 60 days after the giving of such notice, and upon the date specified in such notice the term of this lease shall expire as fully and completely as if such date were the date set forth above for the termination of this lease and Lessee shall
forthwith quit, surrender and vacate the premises without prejudice however, to

Lessor's rights and remedies against Lessee under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date and any payments of rent made by Lessee which were on account of any period subsequent to such date shall be returned to Lessee. Unless Lessor shall serve a termination notice as provided for herein, Lessor shall make the repairs and restorations under the conditions of (b) and (c) hereof, with all reasonable expedition subject to delays due to adjustment of insurance claims, labor

troubles and causes beyond Lessor's control.    After any such casualty, Lessee

shall cooperate with Lessor's restoration by removing from the premises as promptly as reasonably possible, all of Lessee's salvageable inventory and movable equipment, furniture, and other property. Lessee's liability for rent shall resume thirty (30) days after written notice from Lessor that the premises are substantially ready for Lessee's occupancy.

          (e)  Each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible and to the extent permitted by law, Lessor and Lessee each hereby releases and waives all right of recovery against the other or any one claiming through or under each of them by way of subrogation or otherwise.

The foregoing release and waiver shall be in force only if both releasors' insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance and also, provided that

such a policy can be obtained without additional premiums.    Lessee

acknowledges that Lessor will not carry insurance on Lessee's furniture and/or furnishings or any fixtures or equipment, improvements, or appurtenances removable by Lessee and agrees that Lessor will not be obligated to repair any damage thereto or replace the same.

          (f) Lessee hereby waives the provisions of Section 227 of the Real

Property Law and agrees that the provisions of this article shall govern and control in lieu thereof.


                                     ART. 10

                                  CONDEMNATION

    10.01. If any person or corporation, municipal, public, private or otherwise shall at any time during the term hereby demised lawfully condemn and by reason thereof acquire title to Lessor's interest in the demised premises,in or by condemnation proceedings in pursuance of law, general, special or otherwise, the

Lessor shall be entitled to and shall, except as hereinafter provided, receive any award that may be made, including the award, if any, to the Lessee for the value of the unexpired term of this lease, and the Lessee shall assign and hereby does assign and transfer to Lessor any award that may be so made to

Lessee for any damages to the term of years hereby demised. Such assignment shall not include any award for taking of or damage to the trade fixtures of Lessee, or its subtenants.

          10.02. In the event of a taking by condemnation as aforesaid, this lease (except as hereinafter provided) shall nevertheless continue, but the annual rental to be paid by the Lessee herein shall thereafter be reduced by a sum equal to the amount of net rental multiplied by the square footage taken from Lessee.

          10.03. Should such taking of a portion of the building on the demised premises result in a loss of 33-1/3% of the non-parking floor area of the demised premises, or if in the Lessee's reasonable judgment the premises become not suitable for Lessee's use then Lessee, at its option, upon thirty (30) days notice in writing to Lessor, given at any time within sixty (60) days after the vesting of title in the condemnor, may cancel and terminate this lease.



                                     ART. 11

                            CURING LESSEE'S DEFAULTS

          11.01. Should Lessee fail to perform any of the terms of this lease on its part to be performed, except the payment of rent and additional rent herein,

within thirty (30)days after the giving of written notice to Lessee the Lessor may perform the same and add any such sum or sums paid or expended in such performance to any rent then due or thereafter falling due hereunder with like effect as if an original part of such installment, and such sum or sums shall be and become additional rental. It is further agreed that the thirty-day notice provided by this Section is the same thirty-day notice provided by subdivision

(b) of Section 14.01 and not an additional one.

                                     ART. 12

                       MORTGAGING; ASSIGNMENT; SUBLETTING

          12.01. Lessee may not mortgage this lease in whole or in part without the prior written consent of the Lessor.

          12.02. Lessee may not sublet portions, the whole or substantially the whole of the demised premises without the prior written consent of the Lessor,

which consent shall not be unreasonably withheld provided, however, that Lessee may sublet all or any portion of the demised premises to a parent, subsidiary or affiliate of Lessee or an entity resulting from merger or without Lessor's consolidation of Lessee with another entity, without Lessor's consent.  All subleases made by the Lessee shall be, and are hereby, assigned to the Lessor with the privilege, however, on the part of the Lessee to collect the rents and charges under such subleases so long as Lessee is not in default under the within lease.  In no event may Lessee collect any advance rent for a period beyond a current month,and Lessee covenants not to make any such advance collections of rent. Such assignment does not hereby impose any liability on

Lessor in respect to the landlord's obligations under such leases; and no such liability shall arise unless and until Lessor resumes possession of the premises. Lessee agrees that any such sublease made by Lessee will contain a provision in substance calling attention to the assignment of the sublease as above set forth and the prohibition against the collection of advance rent beyond the period above set forth, and also the limitation of Lessor's liability under the assignment as above stated.  Lessee further agrees that it will execute such further instruments and assurances in confirmation of the foregoing
assignment of subleases as may be reasonably required by Lessor.  Lessee further agrees that each sublease made by Lessee will contain a provision in substance that if there be any termination whatever of the within lease between the Lessor and the Lessee, then the subtenant, at the request of the

Lessor, will attorn to the Lessor and the sublease shall not continue in effect with the Lessor, however, in any event, the Lessor may be bound under the sublease only by privity of estate.

          12.03. Lessee may not assign this lease without the prior written consent of the Lessor, which consent shall not be unreasonably withheld provided, however, that Lessee may assign all or any portion of the demised premises to a parent, subsidiary or affiliate of Lessee or an entity resulting from merger, or consolidation of Lessee with another entity, without Lessor's consent.  Any consent shall be on condition that no assignment shall have any validity unless the assignee shall, by instrument in form sufficient for recording, assume all agreements, undertakings and covenants on the Lessee's part to be performed and a duplicate original of such assumption agreement is delivered to the Lessor within ten (10) days before the making of the assignment.  Upon compliance with the foregoing condition as to assignment, but not otherwise, the Lessee shall not be released and discharged from any and all liability under this lease accrued from and after the date of the assignment.

          12.04. Lessee shall pay the Lessor fifty percent (50%) of any monies received from subletting and/or assignment including but not limited to rental in excess of that which Lessee is paying to Lessor after deduction for subletting and/or assignment expense actually paid for by Leasee.  Lessee shall pay

Lessor's reasonable attorneys fees for review and/or preparation of subletting and/or assignment documents.

          12.05 Should Lessor not respond to Lessee's written request for consent, pursuant to this Article 12, within 20 days of Lessee sending Lessor notice, then on the expiration oB.P. the twentieth (20th) day said consent shall be deemed given by Lessor.



                                     ART. 13

                                      TAXES

          13.0l. If in any year during the term of this Lease or any renewal,

extension or modification thereof, real estate taxes (as hereinafter defined)

shall be increased over and above Lessor's base tax year.(as hereinafter defined). Lessee covenants and agrees to pay 100 per cent of the increase in taxes as determined by the formula, as hereinafter set forth, as additional rental, on the later of (i) thirty days following receipt of "Lessor's

Statement" or (ii) ten days prior to the date on which the real estate taxes are payable to the taxing authority.

          a) The term "real estate taxes" shall be deemed to mean all taxes and assessments, special or otherwise assessed upon or with respect to the ownership of and/or all other taxable interest in the land and improvements thereon of which the demised premises are part, imposed by Federal, State or local governmental authority or any other taxing authority having jurisdiction over

Landlord's Tax lot or lots, but shall not include income, intangible, franchise,

capital stock, estate or inheritance taxes, or taxes based upon the receipt of rentals (unless) the same shall be in lieu of "real estate taxes" as herein defined by
whatever name the taxing authority may be designated).  The demised premises are fully assessed and not subject to any tax abatements or credits.

          b) Lessee shall pay 100 per cent of any tax increase over taxes levied for the years:

          County and City: January 1, 1996 to December 31, 1996

               School tax: July 1, 1995 to June 30, 1996


          c) "Lessor's Statement" shall be that written statement, accompanied by a copy of the applicable real estate tax invoice which, Lessor may at any time deliver to Lessee containing a computation of the increase above Lessor's basic tax liability and the amount of Lessee's proportionate share thereof.

          d) In addition to any increase by reason of the foregoing, the Lessee shall pay as additional rent to the Lessor in any tax year, any increase in such taxes solely due to the improvements made or performed by Lessee. Such increases are to be paid in full by Lessee without any apportionment.



                                     ART. 14


                                     DEFAULTS

           14.01. Each of the following shall be deemed a default by Lessee and a breach of this lease, namely:

             (a) A failure on the part of Lessee to pay any installment of rent or to pay any additional rent, which failure persists after the expiration of ten days after the demand therefore.

             (b) A failure on the part of Lessee to observe or perform any of the other terms, covenants or conditions of this lease on the part of Lessee to be observed and performed, which
failure persists after the expiration of thirty (30) days from the date Lessor gives notice to Lessee calling attention to the existence of such failure, but,

if the matter that is the subject of the notice is of such a nature that it cannot be reasonably corrected within thirty (30) days, then no default shall be deemed to have occurred if Lessee promptly, ,upon the receipt of the notice,

commences the curing of the default and diligently prosecutes the same to completion.

          (c)  The adjudication of Lessee in bankruptcy; the taking by Lessee of the benefit of any other insolvency act or procedure, which term includes any form of proceeding for reorganization or arrangement or rearrangement under the

National Bankruptcy Act as well as an assignment for the benefit of creditors;

or the appointment of a receiver for Lessee and such receiver remains undischarged for ninety (90) days.

          14.02. In the event of any default by Lessee as hereinabove provided in this Article, Lessor at any time thereafter may, at its option, give Lessee five (5) days written notice of intention to end the term of this lease and thereupon at the expiration of said five (5) days the term of this lease shall expire as fully and completely as if that date were the date herein definitely fixed for the expiration of the term and Lessee will then quit and surrender the demised premises to Lessor, but Lessee shall remain liable as hereinafter provided.

          14.03. If the notice provided for in Section 1 shall have been given and the term shall expire as aforesaid, or if shall be taken from Lessee as a result of any execution against Lessee in any proceeding in which the Lessee shall have no appeal or further appeal, then Lessor may without notice re-enter the demised premises and dispossess Lessee by summary proceedings or otherwise,

and Lessee or other occupant or occupants of the demised premises will remove their effects and hold the premises as if this lease had not been made, and

Lessee hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end.

          14.04. In case of any default, re-entry, expiration or dispossess by summary proceedings or otherwise, (a) rent shall become due thereupon and be paid up to the time of such re-entry, dispossess or expiration, together with such reasonable expenses as Lessor may incur for reasonable legal expenses and attorneys' fees, including those incident to the recovery of possession,

brokerage and putting the demised premises in good order, or for preparing the same for re-rental; (b) Lessor may relet the premises or any part or parts thereof, either in the name of Lessor or otherwise, for a term or terms which may at Lessor's option be less than or exceed the period which would otherwise have constituted the balance of the term of this lease and may grant concessions or free rent without thereby in any way affecting Lessee's liability for the rental payable hereunder for the period of concession or free rent; and (c)

Lessee shall also pay Lessor as liquidated damages for the failure of Lessee to observe and perform said Lessee's covenants herein contained any deficiency between the rent hereby reserved to be paid and the net amount, if any, of the rents collected by reason of the reletting of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this lease.  In computing such liquidated damages there shall be added to the said deficiency such reasonable
expenses as Lessor may incur in connection with the recovery of possession of the premises and reletting, such as, but not limited to, reasonable legal expenses,attorneys' fees, brokerage, for keeping the demised premises in good order and for preparing the same for reletting. Any such liquidated damages shall be paid in monthly installments by Lessee on the rent day specified in this lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Lessor to collect the deficiency for any subsequent month by a similar action or proceeding.  Lessor at Lessor's option may make such alterations and decorations in the demised premises as Lessor in Lessor's sole judgment considers advisable and necessary for the purpose of reletting the demised premises; and the making of such alterations or decorations shall not operate or be construed to release Lessee from liability as aforesaid. Lessor shall in no event be liable and Lessee's liability shall not be affected or diminished in any way whatsoever for failure to relet the demised premises, or in the event that the demised premises are relet, for failure to collect the rent thereof under such reletting.  Lessor,

however shall use commercially reasonable efforts to relet the demised premises.

In the event of a breach or threatened breach by Lessee of any of the covenants or provisions hereof, Lessor shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary dispossess proceedings or other remedies were not herein provided for. Mention in this lease of any particular remedy shall not preclude Lessor from any other remedy,

in law or in equity.

          14.05. If Lessor shall enter into and repossess the premises by reason of the default of Lessee in the performance of any of the terms, covenants or conditions herein contained, then Lessee hereby covenants and agrees that Lessee will not claim the right to redeem or re-enter the said premises or restore the operation of this instrument, and Lessee hereby waives the right to such redemption and reentrance under any present or future law, and does hereby further, for any party claiming through or under Lessee, expressly waive its right, if any, to make payment of any sum or sums of rent, or otherwise, of which Lessee shall have made default under any of the covenants of this lease,

and to claim any subrogation to the rights of Lessee under these presents, or any of the covenants thereof, by reason of such payment.

          14.06. Any action taken by Lessor under this Article shall not operate as a waiver of any right which Landlord would otherwise have against Lessee for rent hereby reserved or otherwise, and Lessee shall remain responsible to Lessor for any loss and damage suffered by Landlord by reason of Lessee's default or breach. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning.

          14.07. With respect to any Litigation arising out of this lease,

Lessee hereby expressly waives the right to a trial by jury and the right to file any countersuit or cross claim against Lessor.

                                    ART. 15

                                NO REINSTATEMENT

          15.01.  No receipt of monies by the Lessor from the Lessee after the termination or cancellation of this lease, in any lawful manner, shall reinstate, continue or extend the term
of this lease, or affect any notice theretofore given to the Lessee, or operate as a waiver of the right of the Lessor to enforce the payment of fixed or additional rent or rents then due, or thereafter falling due, or operate as a waiver of the right of the Lessor to recover possession of the demised premises by proper suit, action, proceeding or remedy; it being agreed that, after the service of notice to terminate or cancel this lease, or the commencement of suit, action or summary proceedings, or any other remedy, or after a final order or judgment for the possession of the said demised premises, the Lessor may demand, receive and collect any monies due, or thereafter falling due, without in any manner affecting such notice, proceeding, suit, action, order or judgment; and any and all such monies collected shall be deemed to be payments on account of the use and occupation or the Lessee's liability hereunder.

          15.02. The failure of the Lessee or Lessor to enforce any agreement,

condition, covenant or term, by reason of the breach by the Lessee or Lessor ,

after notice had, shall not be deemed to void or affect the right of the Lessee or Lessor to enforce the same agreement, condition, covenant or term on the occasion of a subsequent default or breach. (See also Article 22.)



                                    ART. 16

                                  SUBORDINATION

          16.01.  This lease shall be subject and subordinate to any and all institutional mortgages which may now or hereafter affect the Lessor's interest in the real property of which the demised premises form a part, and of all renewals, modifications,
consolidations, replacements and extensions thereof. This clause shall be self-

operative and no further instruments of subordination shall be required. In confirmation of such subordination Lessee shall execute promptly any certificate that Lessor may reasonably request.  (For definition of institutional mortgage,

see Article 29.)

          16.02. The foregoing subordination as it pertains to institutional mortgages existing or hereafter made (which term includes any agreement modifying any institutional mortgage now in existence or hereafter made) is conditioned upon the agreement of the institutional mortgagee, to be delivered by it to Lessee, wherein the mortgagee agrees in substance that so long as

Lessee is not in default beyond the lapse of any applicable notices and grace periods: (i) the Lessee will not be disturbed in Lessee's possession by any holder of the mortgage; (ii) Lessee will not be joined in any action or proceeding to foreclose the mortgage by any holder thereof; and (iii) casualty insurance proceeds and condemnation awards to which the holder of the mortgage is entitled under the terms of the mortgage will be applied toward restoration of the premises consistent with the provisions of Articles 9 and 10 hereof,

respectively, and be disbursed as provided for by these Articles. The giving of any such agreement by the mortgagee may be conditioned by it on the reciprocal agreement by the Lessee to attorn to the holder of the mortgage should it become vested with the Lessor's interest in the premises.

          16.03. If in connection with the procurement, continuation or renewal of any financing for which the real property of which the demised premises form a part or the interest
of the Lessee therein under a ground or underlying lease affecting said real property represents collateral or security in whole or in part,an institutional lender shall request reasonable modifications of this lease as a condition of such financing, Lessee shall not withhold its consent thereto provided that such modifications do not affect any rights of Lessee or obligations of Lessor other than to a deminimus extent and in no event raises rent or additional rent or changes the lease term or option term under this lease.



                                     ART. 17

                                 QUIET ENJOYMENT

          17.01. Lessee, upon paying the rent and performing the other terms,

provisions and covenants of this lease on Lessee's part to be performed, shall and may, at all times during the term of this lease, peaceably and quietly have,

hold and enjoy the said demised premises free of molestation by the Lessor.

                                     ART. 18

                             SUCCESSORS AND ASSIGNS

          18.01. The covenants and agreements contained in this lease inure to the benefit of and are binding upon the parties hereto, their successors and assigns, but this Article does not modify the provisions governing assignment,

as elsewhere provided for in this lease. (See Art. 12.)



                                     ART. 19

                               LIABILITY INSURANCE


          19.01  Lessee shall provide for and pay the cost and expense, to carry general liability insurance for the benefit of

Lessor hereunder in responsible insurance companies indemnifying Lessor against claims for personal injuries sustained in or about the demised premises, the sidewalks adjacent thereto, in an amount not less than Two Million Dollars

($2,000,000.00) for injuries or death to one person and Three Million Dollars

($3,000,000.00) for injuries or death arising out of the same accident where more than one person is involved, and for not less than Five Hundred Thousand dollars ($500,000.00) in respect to property damage. The public liability insurance shall extend to any sidewalks, elevators or exterior signs.



                                     ART. 20

                                  ALTERATIONS

          20.01.  Lessee may make nonstructural alterations to the inside of the premises, without prior consent of the Lessor. Structural alterations or the placing of any signs may be made only with the prior approval in writing of

Lessor, which shall not be unreasonably withheld, but subject nevertheless to all other provisions of Article 3 and 5 hereof.  Alterations shall not commence until such time and lessee exhibits to lessor a building permit and appropriate insurances, as so deemed by lessor, naming lessor as an additional insured.



                                     ART. 21

                                     NOTICES

          21.01. All notices to the parties shall be addressed to them at the respective addresses herein first given for them,or to such other address, of which either of them, as the case may be, shall notify the other in the manner herein stated for giving
notice. The notice must be given by either, overnight mail or certified mail,

return receipt requested, or by registered mail, return receipt requested. In the case of certified mail, return receipt requested or registered mail, return receipt requested, the service of the notice shall be deemed complete upon 3 days after its postmark. In the case of overnight mail, the service of the notice shall be deemed completed the next day after mailing overnight.

                                     ART. 22

                                    NO WAIVER

          22.01. The failure of the Lessor or Lessee to insist in any one or more instances upon a strict performance of any of the covenants of this lease,

or to exercise any option herein contained, shall not be construed as a waiver of or relinquishment for the future of the performance of such covenant, or the right to exercise such option, but the same shall continue and remain in full force and effect. The receipt by the Lessor of annual or additional rent, with knowledge of the breach of any covenant hereof, shall not be deemed a waiver of such breach, and no waiver by the Lessor of any provision hereof shall be deemed to have been made unless expressed in writing and signed by the Lessor.

          22.02. The receipt by the Lessor of any installment of the annual rent hereunder or any of said additional rent shall not be a waiver of any annual or additional rent then due.

                                     ART. 23

                               REMEDIES CUMULATIVE

          23.01. All the rights and remedies herein given to the Lessor for the recovery of the demised premises because of the default by the Lessee in the payment of any sums which may be payable pursuant to the terms of this lease, or upon the breach of any of the terms thereof, or the right to reenter and take possession of the demised premises upon the happening of any of the defaults or breaches of any said covenants, or the right to maintain any action for rent or damages and all other rights and remedies allowed at law or in equity, are hereby reserved and conferred upon the Lessor as distinct, separate and cumulative remedies, and no one of them, whether exercised by the Lessor or not,

shall be deemed to be in exclusion of any of the others.



                                     ART. 24

                                ENTIRE AGREEMENT

          24.01. This lease contains the entire agreement between the parties,

and any agreement hereafter made shall not operate to change, modify, or discharge this lease in whole or in part unless such agreement is in writing and signed by the party sought to be charged therewith.



                                     ART. 25

                               NO REPRESENTATIONS

          25.01. The Lessee is fully familiar with the physical condition of the demised premises, the building, improvements, fixtures and equipment thereof,

and Lessee takes the demised premises in their "as is" condition.  The Lessor has made
no representations whatsoever in connection with the conditions of the demised premises or of the buildings, improvements, fixtures or equipment thereof, and the Lessor shall not be liable for any latent or patent defects therein.

                                     ART. 26

                              ESTOPPEL CERTIFICATE

          26.01. The parties hereto agree at the time and from time to time upon

not less than    twenty (20) days prior written request by the other, to

execute, acknowledge and deliver to the other a statement in writing certifying that this lease is unmodified and in full force and effect (or if there have been modifications that the same is in full force and effect as modified and stating the modifications), and the dates to which the rent and other charges have been paid in advance, if any,. Such statement delivered pursuant to this

Article may be relied upon by prospective purchasers of Lessor's interest or mortgagees of Lessor's interest or assignee of any mortgage upon Lessor's interest in the demised premises.



                                     ART. 27

             DEFAULT BY LANDLORD, LANDLORD'S LIMITATION OF LIABILITY

          27.01. In the event of any act or omission of Lessor which would give Lessee the right, immediately or after lapse of a period of time, to cancel or terminate this Lease, or to claim a partial or total eviction or constructive eviction, Lessee shall not exercise such right (i) until it has given written notice of such act or omission to the holder of each mortgage and the lessor of each ground or underlying lease which may now or hereafter affect the real property of which the Demised Premises form a part, at such address, if any, as may previously have been furnished to Lessee for such purpose in writing, and (ii) unless such act or omission shall be one which is not capable of being remedied by Lessor or such mortgage holder within a reasonable period of time, until a reasonable period for remedying such act or omission shall have elapsed following the giving of such notice and following the time when such holder or lessor shall have become entitled under such mortgage or lease, as time case may be, to remedy the same (which reasonable period shall in no event be less than the period to which Lessor would be entitled under this Lease or otherwise, after similar notice, to effect such remedy), provided such holder or lessor shall with due diligence give Lessee written notice of intention to, and shall with due diligence commence and continue to, remedy such act or omission.

          27.02. Each and every term, covenant, condition and provision of this

Lease is hereby made specifically subject to the provisions of this Article

"27".  Supplementing the definition of the term "Lessor" as used in this Lease,

which is set forth in Article "29" hereof, any conveyance of fee title of the land and building of which the demised premises form a part, and any conveyance of a lease of said building or of said land and building, including but not limited to any such conveyance by operation of law or order of a court having jurisdiction, shall be deemed a "sale" thereof within the meaning of said definition.  The term "Lessee" as used in this Article "27" means Lessee named herein, and any successor, subtenant or assignee of Lessee, so that Lessee named herein and any successor, subtenant or assignee thereof, upon any assignment or sublease hereof by any such Lessee,
whether or not such assignment or sublease has been effected in conformance with Article "12" hereof, shall be bound by the provisions of this Article "27".

Notwithstanding anything to the contrary provided in this Lease or otherwise provided by or available at law or in equity, the liability of Lessor for monetary damages of any nature arising hereunder or in respect hereto shall be limited to Lessor's interest in the land and building comprising the demised premises, and Shall in no event extend further, whether or not Lessor then be an individual, joint venture, tenancy in common, firm, corporation or partnership,

general or limited or otherwise, and there shall be absolutely no personal liability in excess of any such interest in said land and building on the part of the members of any firm, partnership or joint venture or other unincorporated

Lessor with respect to any of the terms, covenants or conditions of this Lease.

In the event of a breach or default by Lessor, in respect of any of its obligations under this Lease, or otherwise relating to the tenancy or use of the demised premises by Lessee or to this Lease, Lessee shall look solely to the then equity of the then Lessor in said land and building comprising the demised premises for the satisfaction of each and every remedy of Lessee, such exculpation of personal and additional liability which is in excess of any such interest in the land and building comprising the demised premises being absolute and without any exception whatsoever.

                                     ART. 28

                                     DEPOSIT

          28.01.  Lessee has deposited with Lessor the sum of $30,000.00; which represents the last two months rental herein.



                                     ART. 29

                               CERTAIN DEFINITIONS

          29.01. The following terms shall have the meanings below described when used in this lease, namely:

               (a) The term "Lessor" as used in this lease means only the owner of the current interest of the Lessor in the demised premises or, as the case may be, the successor thereto from time to time. In the event of any transfer at any time of the interest of the Lessor, the transferror shall be and in hereby entirely freed and relieved of all covenants and obligations of the Lessor hereunder, and it shall be deemed and construed without further agreement between the parties or their respective successors in interest or between the parties and the transferee that the transferee of the Lessor's interest has assumed and agreed to carry out any and all covenants and obligations of the

Lessor hereunder.

          (b) The term "Institutional Lender" means any one of the following while and so long as it is the holder of a mortgage on Lessor's interest in the

real property, namely:    a bank, trust company and insurance company; also any

pension, retirement or welfare fund or other nonprofit organization where the investment policy  and financial condition of such fund or organization is subject to the supervision of the state agency in the state where the demised premises are situate that has
supervision of banks or, as the case may be, supervision of insurance companies.

               (c) An "Institutional Mortgage" is a mortgage on the interest of

Lessor in the real property held by an institutional Lender.




                                    ART. 30

                                 OPTION TO RENEW

          30. Lessee shall be granted one (1) three year option to renew this lease at a fix annual rental each year equal to $180,000.00 payable monthly at

$15,000.00 a month. The option shall be exercised by lessee only if Lessee is not in default beyond the applicable notice and grace periods of any of the terms and conditions contained in this lease. Lessee shall notify Lessor 120 days prior to the expiration of the current lease term of its intention to exercise its option to renew. Failure of lessee to so notify Lessor shall cause the option to expire and this lease to terminate on the termination date.




                                     ART. 31

                                  HAZARDOUS WASTES

          Lessee may not store any hazardous wastes, hazardous substances, or any products which may create environmental contamination on or near the demised premises, except in a safe and secure manner, and as permitted by all applicable laws.  Lessee hereby indemnifies and holds harmless Lessor against any third party claims, actions or proceedings concerning any environmental contamination to the demised premises or adjacent areas caused by or on behalf of Lessee, its employees, agents, licensees,
customers, invitees or guests. Lessee further agrees to recompense Lessor for any damage or loss including reasonable attorney fees arising out of any environmental contamination to the demised premises or adjacent areas caused by or on behalf of Lessee, its employees, agents, licensees, customers, invitees or guests. Lessor represents that it has no knowledge of any existing violations of environmental laws which would affect the demised premises. Lessor shall defend indemnify and hold Lessee harmless against any losses, costs and expenses incurred by Lessee as a result of any claims which may be made against Lessee relating to any existing violation thereof or violations hereinafter caused by

Lessor.

                                     ART. 32

                                BROKERAGE CLAUSE

          Both the Lessee and Lessor represent and warrant that No broker brought about this Lease, and that neither Lessee nor Lessor consulted with any broker with regard to this transaction and that no broker negotiated this transaction. Lessee and Lessor agree that they will hold one another harmless and indemnify the other in the event any claim for a brokerage commission is presented by any broker or firm claiming to have acted at the behest of the indemnifying party. The parties further agree that this hold harmless and indemnification shall include, but not be limited to, reimbursement to the other of the other's reasonable legal fees, cost and disbursements in the defense of any action brought for a breach of this warranty.

                                    ART. 33

                            NON-DISTURBANCE INDEMNITY

          Lessor shall indemnify Lessee from and against any losses, costs and/or expenses of any kind or nature arising out of a disturbance of Lessee's tenancy hereto by any mortgage holder of the demised premises. Lessor represents the current mortgage or mortgages on the demised premises are in good standing and not in default.

          IN WITNESS WHEREOF, the parties have executed these presents as of the day and year first above written.



                                        HIP Realty, Inc.




                                   By: /s/
                                      ----------------------
                                      Lessor



                                      Graham-Field, Inc.



                                   BY: /s/
                                      ---------------------
                                      General Council
                                      Lessee

                                   EXHIBIT "A"

          TERM                      YEARLY              MONTHLY
          ----                      ------              -------
          3/1/96-2/28/1997         $162,000.00         $13,500.00
          3/1/97-2/28/1999         $180,000.00         $15,000.00


1. The fixed rental for March, 1996 shall be $0.00.

                                   SCHEDULE A

     The premises in which the Insured has the estate or Interest covered by this policy


All that certain plot, piece or parcel of land with the buildings and improvements thereon erected, situate, lying and being in City of Mount Vernon, County of Westchester and State of New York, bounded and described as follows:

          BEGINNING at a point on the southerly side of Kingsbridge Road where the same is intersected by the westerly line of land now or formerly belonging to Academy Knitted Fabrics Corp. and distance as measured along said southerly sid of Kingsbridge Road 165.46 feet westerly from the westerly end of a curve having a radius of 30 feet and a length of arc of 39.81 feet connecting said southerly side of Kingsbridge Road and the westerly side of South Third Avenue;

          RUNNING thence along the westerly line of said land now or formerly of Academy Knitted Fabric Corp. South 4 degrees 13 minutes 19 seconds West 192.46 feet to the division line between the cites of Mount Vernon and New York.

          THENCE along said division line, south 75 degrees 11 minutes 40 seconds west 18.70 feet and north 68 degrees 39 minutes 36.4 seconds west 255.25 feet;

          THENCE north 25 degrees 11 minutes 17 seconds east 132.98 feet to the southerly side of Kindgsbridge Road;

          THENCE along said southerly side of Kingsbridge Road easterly on a curve to the left having a radius of 311 feet a distance of 21.62 feet and south 85 degrees 46 minutes 41 seconds east 192.45 feet to the point or place of BEGINNING.